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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 8, 1998


                      UNITED ARTISTS THEATRE CIRCUIT, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       333-01024                13-1424080
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


                        9110 E. Nichols Avenue, Suite 200
                            Englewood, CO 80112-3405
                    (Address of Principal Executive Offices)


                                 (303) 792-3600
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On June 8, 1998, Oscar I Corporation, a Delaware corporation and the parent corporation of the Registrant, amended its Restated Certificate of Incorporation to change its corporate name to "United Artists Theatre Company."























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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        UNITED ARTISTS THEATRE CIRCUIT, INC.



                                        By: /s/ Trent J. Carman
                                            Name:  Trent J. Carman
                                            Title: Senior Vice President and
                                                   Chief Financial Officer













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